                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                    OLD GUARD GROUP, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in its Charter)

      -----------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           1)   Title of each class of securities to which transaction
                applies:
                ----------------------------------------------------------
           2)   Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           4)   Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           5)   Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           1)   Amount Previously Paid:
                ----------------------------------------------------------
           2)   Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           3)   Filing Party:
                ----------------------------------------------------------
           4)   Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                                2929 Lititz Pike
                                 P.O. Box 3010
                       Lancaster, Pennsylvania 17604-3010

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 11, 2000

To the Shareholders of Old Guard Group, Inc.:

    Notice is hereby given that the Annual Meeting (the "Meeting") of the holders of Common Stock (the "Common Stock") of Old Guard Group, Inc. (the "Company") will be held at the Quality Inn & Suites, located at 2363 Oregon Pike, Lancaster, Pennsylvania on Thursday, May 11, 2000, at 10:00 a.m., local time:

    1. To elect three Class I directors to hold office for three years from the date of election and until their successors shall have been elected and qualified (Matter No. 1);

    2. To ratify the appointment by the Company's Board of Directors of PricewaterhouseCoopers L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 2000 (Matter No. 2);

    3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

    Holders of record of issued and outstanding shares of Common Stock at the close of business on March 15, 2000 are entitled to notice of, and to vote at, the Meeting. Such shareholders may vote in person or by proxy.

    The Board of Directors of the Company cordially invites you to attend the Meeting. Whether or not you are personally present, it is important that your shares be represented at the Meeting. Accordingly, please sign and return your proxy in the enclosed envelope.

                                          By Order of the Board of Directors,

                                          [LOGO]

                                          Steven D. Dyer,
                                          Secretary

Dated: Lancaster, Pennsylvania
     April 10, 2000

    SHAREHOLDERS ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME BY A WRITTEN INSTRUMENT, INCLUDING A LATER DATED PROXY, SIGNED IN THE SAME MANNER AS THE PROXY AND RECEIVED BY THE SECRETARY OF THE COMPANY AT OR BEFORE THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY BY VOTING IN PERSON.

                                     [LOGO]

                                2929 LITITZ PIKE
                                 P.O. BOX 3010
                       LANCASTER, PENNSYLVANIA 17604-3010

                                Proxy Statement
                               for Annual Meeting
                                  May 11, 2000

                                    GENERAL

INTRODUCTION

    Old Guard Group, Inc. (the "Company") is a Pennsylvania business corporation headquartered at 2929 Lititz Pike, Lancaster, Pennsylvania 17604. The Company owns all of the capital stock of Old Guard Insurance Company ("Old Guard"), Old Guard Fire Insurance Company ("Old Guard Fire"), and First Patriot Insurance Company ("First Patriot" and collectively with Old Guard and Old Guard Fire the "Insurance Companies"), 80% of the capital stock of First Delaware Insurance Company ("First Delaware"), and 100% of the capital stock of Investors Southern Corporation ("Investors Southern"). The Company also owns, directly and indirectly, interests in other insurance related entities.

SOLICITATION OF PROXIES

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of the holders of the Common Stock of the Company (the "Common Stock") to be held at the Quality Inn & Suites, located at 2363 Oregon Pike, Lancaster, Pennsylvania, at 10:00 a.m., local time, on Thursday, May 11, 2000, and at any adjournment thereof. The approximate date upon which this Proxy Statement and the accompanying proxy were first sent, given or otherwise made available to shareholders was April 10, 2000. In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and employees of the Company and its subsidiaries. The Company will pay all costs of soliciting proxies.

VOTING SECURITIES

    Holders of record of the Common Stock at the close of business on March 15, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Meeting.

    At the Meeting, each shareholder is entitled to one vote for each share of Common Stock registered in the shareholder's name at the close of business on the Record Date. On the Record Date, there were 3,707,741 shares of Common Stock outstanding. Holders of Common Stock are not entitled to cumulate votes in elections of directors.

    If the enclosed form of proxy is appropriately marked, signed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted "FOR" the election of the nominees of the Company's Board of Directors and "FOR" the ratification of PricewaterhouseCoopers L.L.P. as the Company's independent auditors for 2000. Signed proxies will be voted "FOR" or "AGAINST" any other matter that properly comes before the Meeting or any adjournment thereof, at the discretion of the persons named as proxyholders. As of March 30, 2000, no other matters have been proposed for consideration at the Meeting, except as set forth above.

RIGHT OF REVOCATION

    Any shareholder giving a proxy has the power to revoke it by a written instrument, including a later dated proxy, signed in the same manner as the proxy and received by the Secretary of the Company prior to its exercise. Any shareholder attending the Meeting may also revoke his proxy by voting in person at the Meeting.

QUORUM

    Under the Company's Bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast will constitute a quorum for the transaction of business at the Meeting.

PRINCIPAL SHAREHOLDERS

    The following table sets forth information, as of the Record Date, as to beneficial owners, either directly or indirectly, of 5% or more of the outstanding shares of Common Stock.

                                                              AMOUNT AND NATURE
NAME AND ADDRESS OF                                                  OF            BENEFICIAL
BENEFICIAL OWNER                                                  OWNERSHIP       CLASS PERCENT
-------------------                                           -----------------   -------------
Bank of Lancaster County, N.A.,                                    399,975(1)         10.79%
Trustee of the Old Guard Group, Inc.
Employee Stock Ownership Plan Trust
Under Old Guard Group, Inc.
Employee Stock Ownership Plan Trust
Agreement dated January 1, 1997
c/o Trust Technical Services
1097 Commercial Avenue
P.O. Box 38
East Petersburg, PA 17520-0038

Gotham Capital V, LLC                                              392,442(2)         10.58%
Gotham Capital VI, LLC
Gotham Capital VII, LLC
Joel M. Greenblatt,
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

American Re-Insurance Company                                      300,700             8.11%
100 Campus Drive
P.O. Box 939
Florham Park, NJ 07932-0939

Pequod Investments, L.P.                                           200,000(3)          5.39%
Pequod International, Ltd.
Jonathan Gallen
450 Park Avenue, 28(th) Floor
New York, NY 10022

Jewelcor Management, Inc.                                          191,600(4)          5.17%
Seymour Holtzman
Evelyn Holtzman
S.H. Holdings, Inc.
Jewelcor, Inc.
100 North Wilkes-Barre Blvd.
Wilkes-Barre, PA 18702

------------------------

(1) As of the Record Date, 399,975 shares of Common Stock were held of record by a nominee for the Bank of Lancaster County, N.A., trustee for the Old Guard Group, Inc. Employee Stock Ownership Plan (the "ESOP"). Shares held by the ESOP that are allocated to an individual participant account for which no direction is given and unallocated shares are voted for or against all matters in the same proportion as allocated shares for which direction has been received. As of December 31, 1999, 77,321 shares of Common Stock had been allocated to the accounts of ESOP participants.

(2) Joel M. Greenblatt is the manager of Gotham Capital V, Gotham Capital VI, and Gotham Capital VII and in his capacity as manager possesses sole power to vote and direct the disposition of the shares.

(3) Jonathan Gallen is the managing member of Pequod, L.L.C., which is the general partner of Pequod Investments L.P., and Mr. Gallen is also President of Ahab Capital Management, which is an investment advisor to Pequod
International, Ltd., and in those capacities possesses sole power to vote and direct the disposition of the shares.

(4) Jewelcor Management, Inc. ("JMI") is a wholly-owned subsidiary of S. H. Holdings, Inc. Seymour Holtzman and Evelyn Holtzman, his wife, own, as tenants by the entirety, a controlling interest of S. H. Holdings, Inc. By virtue of Mr. and Mrs. Holtzman's ownership interest in S. H. Holdings, Inc. and the relationships among S. H. Holdings, Inc., Jewelcor, Inc. and JMI, each of the reporting persons may be deemed to be the beneficial owners of the securities held by JMI.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS,
                      THE COMPANY'S GOVERNANCE PROCEDURES
                    AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Company's Articles of Incorporation provide that the number of Company directors shall consist of not less than six nor more than twenty-five members, as fixed by the Board of Directors from time to time. The Articles also divide the Board into three classes, which under applicable law, must be, in terms of the number of directors in each class, as nearly equal as possible. The Board presently consists of eleven members, but will consist of nine members after the election to be held at the 2000 Annual Meeting of Shareholders.

    Consistent with its perception of good principles of corporate governance, the Company historically has required that the preponderance of its Board consist of outside, non-employee directors, and has delegated important policy making and oversight functions to committees which also consist predominantly of outside directors. A description of the committees which possess significant corporate governance responsibilities is set forth below.

    * The Company's Audit Committee consists of four directors, all of whom are outside directors. The Company's Audit Committee serves as the principal liaison among the Board of Directors, the Company's independent certified public accountants and the Company's internal audit function. It is responsible for, among other things, reporting to the Company's Board on the results of the annual audit. The Committee reviews and evaluates the scope of the audit, accounting policies and reporting practices, internal auditing, internal controls, security procedures and other matters considered appropriate. The Committee also reviews the performance of the Company's independent certified public accountants in connection with their audit of the Company's financial statements. Importantly, from a corporate governance perspective, the Audit Committee also evaluates the independent certified public accountants' independence from the Company and the Company's management. Depending on the nature of matters under review, the outside auditors, and such officers and other employees, as necessary, attend all or part of the meetings of the Committee. The Company's Audit Committee met four (4) times during 1999.

    * The Company's Nominating Committee consists of three directors, all of whom are outside directors. The Company's Bylaws provide for both shareholder and Board nomination of director candidates. The Committee has the important task of taking the first step toward assuring good corporate governance by identifying, reviewing and recommending, to the full Board, potential nominees for submission to the Company's shareholders for election as directors of the Company or for election to fill vacancies on the Board. The Committee strives to identify, review and recommend only those nominees who appear to possess (i) the highest personal and professional ethics, integrity and values; (ii) sufficient education and breadth of experience to understand, evaluate and suggest solutions to the many problems facing insurance companies in an increasingly competitive environment; (iii) a reasoned and balanced commitment to the Company's social responsibilities; (iv) an interest in and the availability of time to be involved in the Company's affairs over a sustained period; (v) the reputation and stature required to represent the Company in the communities the Company serves, as well as before the Company's shareholders and other stakeholders; (vi) a willingness to objectively appraise management performance in the interest of the Company and its stakeholders; (vii) an open mind on all policy issues affecting the overall interests of the Company and its stakeholders; and
       (viii) involvement only in other activities or interests which do not create a conflict, or the appearance of a conflict, with the director's responsibilities to the Company and its stakeholders. The Committee's review of candidates is performed without regard to gender, race or religious affiliation. One of the objectives of this review is to have a Board that consists of members with diverse backgrounds, skills, experiences and personalities which will foster, not only good decision making, but also the chemistry to create an environment encouraging active, constructive, and informed participation among Board members. The Committee met two (2) times during 1999.

    * The Company's Compensation Committee consists of four directors, all of whom are outside directors. This Committee is responsible for the important task of studying and making recommendations to the Board on compensating and providing incentives to executive management, principally the Company's Chief Executive Officer. Among other responsibilities, the Committee makes appraisals of the performance of the Chief Executive Officer. In addition, the Committee reviews the Company's executive compensation structure in an effort to insure that executive compensation (i) is competitive and (ii) is closely linked to the Company's financial performance. The Committee also attempts to assure, through programs which are substantially weighted in favor of the use of Company stock as a compensation medium, that the interests of executive management are aligned, to the extent practicable, with the interests of the Company's shareholders. This Committee met seven
       (7) times during 1999.

    Also consistent with its perception of good corporate governance, the Company's Board, working with management, has established a series of practices and procedures to assure a flow of information about the Company's business to its directors in an effort to maximize continued active interest, involvement and participation by Board members, as well as diligent and effective Board decision making.

    New Company directors receive information on the Company's vision, mission, values and style, as well as copies of the Company's bylaws, policies, procedures and guidelines. They are also provided with an opportunity to meet with the Company's management and visit the Company's facilities.

    Pre-meeting materials are routinely distributed to Board members in advance of meetings. These materials include reports of the Company's major business units, consisting not only of financial data, but also production, sales and marketing data and information on market and industry trends, as well. These materials also include background and write-ups on items coming before the Board.

    Senior and executive officers routinely attend at least a portion of every Board meeting and they, and other members of management, frequently brief and seek advice from the Board, not only on items coming before the Board, but also on new products, marketing strategies and human resource initiatives. The Board periodically invites professionals and representatives of securities firms to make presentations to the Board in order to make the Board more aware, among other things, of investor perceptions of the Company. Board members take these and other opportunities to actively discuss Company-specific and industry-specific information and trends with these officers and other visitors.

    The Company's Board of Directors has adopted a policy that requires the Board to meet annually for the sole purpose of reviewing the Company's business plans and corporate strategy and to evaluate the Company's strengths, weaknesses, opportunities and threats in a changing marketplace. Specifically, the Board meets with senior management and reviews the Company's progress against Board established strategy and goals. In connection with this review, the Company extensively studies its strategic alternatives, including continuing its current strategy, engaging in a merger of equals, or sale. As part of the review process, the Company expects that the Board will periodically seek the advice of investment banking firms and industry consultants to assess the Company's competitive position, the viability of its corporate strategy and the execution of this strategy. As a result of its most recent review, the Company has engaged Cochran, Caronia & Co, a full service investment banking firm specializing in the insurance industry, to explore strategic alternatives. The Board of Directors expects to explore and analyze a wide range of strategic options and to consider all reasonable alternatives to deliver value to our shareholders.

    In addition, the Company's Board has identified the following areas of Board and Board Committee involvement and responsibility as its principal areas of focus in its effort to achieve good corporate governance and to represent the Company's stakeholders effectively:

    * Ongoing active and participatory review of the Company's strategic plan and its long range goals and of the Company's performance against such plan and goals, and the evaluation of the desirability, as appropriate, of modifications to such plans and goals;

    * Monitoring of the Company's activities that may pose significant risks to the Company and of the Company's programs to respond to and contain such risks;

    * Periodic, independent and objective review of the performance and development of the Chief Executive Officer and other members of executive management and their compensation relative to such performance;

    * Periodic study, using outside resources, of the Company's strategic alternatives, including continuing its current strategy, engaging in a merger of equals or sale;

    * Review of the selection process for nominees for election to the Company's Board and the overall quality, interest, diligence, participation and contribution of its members; and

    * The availability, dissemination and explanation of the information which the Board and management believe is needed for the Board to perform its duties diligently and effectively in the interest of the Company's stakeholders.

    The Board met fifteen (15) times during 1999. Except for Jay S. Sidhu, all directors attended at least 75% of the total number of meetings of the Board and its Committees on which the director served during 1999.

    Directors of the Company are paid an annual retainer which consists of $6,000 and 250 shares of Common Stock. Directors also receive up to $250 for each committee meeting attended. The directors of Old Guard, Old Guard Fire, First Patriot, First Delaware, and Investors Southern receive no compensation. Directors of the Company, the Insurance Companies, First Delaware, or Investors Southern who receive a salary from the Insurance Companies or their affiliates are not entitled to receive an annual retainer or other additional compensation for services rendered as directors or committee members.

                                  MATTER NO. 1
                             ELECTION OF DIRECTORS

GENERAL

    The Articles of Incorporation of the Company provide that the Company's business shall be managed by a Board of Directors of not less than six and not more than twenty-five persons. The Company's Board, as provided in the Articles of Incorporation, is divided into three classes: Class I, Class II and Class III, each class being as nearly equal in number as possible. Under the Company's Bylaws, a person elected to fill a vacancy on the Board of Directors serves as a director for the remaining term of office of the Class to which he or she was elected. The directors in each Class serve terms of three years each and until their successors are elected and qualified.

    The Board of Directors has fixed the number of directors in Class I at three, effective with the election to be held at the 2000 Annual Meeting, and the Board of Directors has nominated the three nominees listed below for election as Class I directors. All three of the Board nominees for election as Class I directors, Karen M. Balaban, Robert L. Goldstein, and Noah W. Kreider, Jr., are presently directors of the Company.

    Robert L. Goldstein was appointed to the Board of Directors of the Company on January 11, 2000. In connection with the appointment of Mr. Goldstein to the Board, Old Guard and Gotham Capital, of which Mr. Goldstein is a limited partner, executed a five year agreement that outlines their relationship. Under the Agreement, Old Guard agreed to appoint Mr. Goldstein to the Board, nominate him for election to a full three year term at the 2000 Annual Meeting, and appoint him to the executive committee. For its part, Gotham agreed generally not to: (i) increase its ownership interest in the Company to 12.5% or more without the prior written consent of the Company, (ii) solicit proxies or wage a proxy contest with respect to any matter, or (iii) sell its stock in the Company without the prior written consent of the Company except to: (A) an affiliate of Gotham or a person approved by the Company who agrees to be bound by the terms of the Agreement, or (B) any other person provided such person would own less than 1% of the voting stock of the company after the transaction. In addition, Gotham has agreed to vote all its shares in any election for directors in favor of the nominees of the Board of Directors. As to any other matter brought before the shareholders, Gotham will vote its shares either in favor of the position recommended by the Board of Directors or it will allocate its votes for and against any matter in the same proportion as all other shares are voted.

    The Bylaws of the Company permit nominations for election to the Board of Directors to be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. All nominations are referred to the Nominating Committee of the Board of Directors for consideration. Nominations for director to be made at the Meeting by shareholders entitled to vote for the election of directors must be preceded by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company not less than 90 days prior to the Meeting, which notice must contain certain information specified in the Bylaws. No notice of nomination for election as a director has been received from a shareholder as of the date of this Proxy Statement. If a nomination is attempted at the Meeting that does not comply with the procedures required by the Bylaws or if any votes are cast at the Meeting for any candidate not duly nominated, then such nomination and/or such votes will be disregarded.

    The three nominees who receive the highest number of votes cast at the Meeting for Class I directors will be elected as Class I directors. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Meeting. Shares represented by properly executed proxies will be voted for the three Class I nominees listed below unless otherwise specified on a shareholder's proxy card. Any shareholder who wishes to withhold authority from the proxyholders to vote for the election of directors, or to withhold authority to vote for any individual nominee, may do so by marking the proxy to that effect. No proxy may be voted for a greater number of persons than the number of nominees named.

    If any of the nominees listed below become unable to accept nomination or election, the proxyholders may exercise their voting power in favor of such other person or persons as the Board of Directors may recommend. The Company, however, at present has no reason to believe that any nominee listed below will be unable to serve as a director, if elected.

    The name and principal occupation for the last five years of each nominee for director and each continuing director, together with certain other relevant information, is set forth below.

               NOMINEES AS CLASS I DIRECTORS TO SERVE UNTIL 2003

                                                                           BUSINESS EXPERIENCE
                                                  DIRECTOR              FOR THE LAST FIVE YEARS;
NAME                                     AGE      SINCE(1)                 OTHER DIRECTORSHIPS
----                                   --------   --------              ------------------------
Karen M. Balaban                          46        1998     Director, the Company and the Insurance
                                                             Companies; Director, First Delaware; Director,
                                                             Investors Southern; Balaban & Lucas, LLP (law
                                                             firm) 1999 to present; Saul Ewing Remick and
                                                             Saul, LLP (law firm) 1997 to 1999; prior
                                                             thereto Schnader Harrison Segal and Lewis, LLP
                                                             (law firm)

Robert L. Goldstein                       34        2000     Director, the Company; Limited Partner, Gotham
                                                             Capital (investment company) 1989 to present;
                                                             Managing Partner, Metropolis Partners
                                                             (investment company) 1989 to 1997

Noah W. Kreider, Jr.                      67        1987     Director, the Company and the Insurance
                                                             Companies; Director, First Delaware; Director,
                                                             Investors Southern; Owner/operator, Kreider
                                                             Farms

                     CLASS II DIRECTORS SERVING UNTIL 2001

                                                                           BUSINESS EXPERIENCE
                                                  DIRECTOR              FOR THE LAST FIVE YEARS;
NAME                                     AGE      SINCE(1)                 OTHER DIRECTORSHIPS
----                                   --------   --------              ------------------------
James W. Appel                            55        1980     Director, the Company and the Insurance
                                                             Companies; Director, First Delaware; Director,
                                                             Investors Southern; Partner, Appel & Yost LLP
                                                             (law firm); Vice President, Aardvark
                                                             Abstracting, Inc. (title insurance agency)

M. Scott Clemens                          52        1994     Director, the Company and the Insurance
                                                             Companies; Director, First Delaware; Director,
                                                             Investors Southern; President/Owner, John T.
                                                             Fretz Insurance Agency, Inc.; prior thereto,
                                                             Insurance Agent, P/C Insurance Agency

G. Arthur Weaver                          65        1966     Director, the Company and the Insurance
                                                             Companies; Director, First Delaware; Director,
                                                             Investors Southern; Insurance and Real Estate
                                                             Agent, George A. Weaver, Inc.; Director,
                                                             Sovereign Bancorp, Inc. and Sovereign Bank

                     CLASS III DIRECTORS SERVING UNTIL 2002

                                                                           BUSINESS EXPERIENCE
                                                  DIRECTOR              FOR THE LAST FIVE YEARS;
NAME                                     AGE      SINCE(1)                 OTHER DIRECTORSHIPS
----                                   --------   --------              ------------------------
Jay S. Sidhu                              48        1999     Director, the Company and the Insurance
                                                             Companies; Director, First Delaware; Director,
                                                             Investors Southern; Director, President and
                                                             Chief Executive Officer of Sovereign Bancorp,
                                                             Inc.; President and Chief Executive Officer of
                                                             Sovereign Bank

David E. Hosler                           49        1985     Chairman, President, Chief Executive Officer
                                                             and Director, the Company and the Insurance
                                                             Companies; Director, First Delaware; Director,
                                                             Investors Southern

E. Matthew Brown                          48        1999     Director, the Company and the Insurance
                                                             Companies; Director, First Delaware; Director,
                                                             Investors Southern; Investment Manager,
                                                             Wilmington Trust Company 1996-Present;
                                                             Investment Manager, PNC Bank 1993-1996.

------------------------

(1) Indicates year first elected as a director of the Company or one or more of the Insurance Companies.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth information concerning the number of shares of Common Stock held as of the Record Date by each nominee for director, each present director and each named executive officer set forth in the compensation table herein (the "Named Executive Officers").

  ----------------------------------------------------------------------------------
                                     AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
  ----------------------------------------------------------------------------------
                                                            SHARED
                                                SOLE        VOTING
                                  TOTAL       VOTING OR       OR
                                BENEFICIAL    DISPOSITIVE  DISPOSITIVE  PERCENT OF
   NAME OF BENEFICIAL OWNER     OWNERSHIP      POWER        POWER       CLASS (1)
  ----------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------
           DIRECTORS
  ----------------------------------------------------------------------------------
  James W. Appel (2)               14,493       13,093            0            *
  ----------------------------------------------------------------------------------
  Karen M. Balaban (5)                500          500            0            *
  ----------------------------------------------------------------------------------
  E. Matthew Brown                  1,750        1,750            0            *
  ----------------------------------------------------------------------------------
  Luther R. Campbell, Jr. (3)      16,093       16,093            0            *
  ----------------------------------------------------------------------------------
  M. Scott Clemens (4)             22,193       20,693        1,500            *
  ----------------------------------------------------------------------------------
  Robert L. Goldstein (5)(6)        2,484        2,484            0            *
  ----------------------------------------------------------------------------------
  David E. Hosler (7)             142,320      107,120       35,200         3.84%
  ----------------------------------------------------------------------------------
  Noah W. Kreider, Jr. (5)(8)      13,137        8,137        5,000            *
  ----------------------------------------------------------------------------------
  Jay S. Sidhu                      1,250        1,250            0            *
  ----------------------------------------------------------------------------------
  G. Arthur Weaver (9)             15,593       13,593        2,000            *
  ----------------------------------------------------------------------------------
  Robert L. Wechter (10)           12,593       12,593            0            *
  ----------------------------------------------------------------------------------
          OTHER NAMED
      EXECUTIVE OFFICERS
  ----------------------------------------------------------------------------------
  Donald V. Cruickshanks            2,000            0        2,000            *
  ----------------------------------------------------------------------------------
  Scott A. Orndorff (11)           52,533       42,533       10,000         1.42%
  ----------------------------------------------------------------------------------
  Henry J. Straub (12)             14,676       14,676            0            *
  ----------------------------------------------------------------------------------
  Steven D. Dyer (13)              48,333       47,308        1,025         1.30%
  ----------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------
  All directors and named
  executive officers as a
  group (15 persons) (14)         359,948      301,823       56,725         9.71%
  ----------------------------------------------------------------------------------

------------------------

(1) Unless otherwise indicated, amount owned does not exceed 1% of the total number of shares of Common Stock outstanding on the Record Date.

(2) Includes (i) 2,209 restricted shares awarded under the Company's Management Recognition Plan (the "MRP") that vest ratably over a five-year period over which Mr. Appel has voting control and (ii) 7,910 shares that may be acquired upon the exercise of outstanding stock options.

(3) Includes (i) 2,209 restricted shares awarded under the MRP that vest ratably over five years over which Mr. Campbell has voting control and (ii) 7,910 shares that may be acquired upon the exercise of outstanding stock options.

(4) Includes (i) 2,209 restricted shares awarded under the MRP that vest ratably over five years over which Mr. Clemens has voting control and (ii) 7,910 shares that may be acquired upon the exercise of outstanding stock options.

(5) Indicates a nominee for election as a Class I director at the Meeting.

(6) Mr. Goldstein, as the nominee of Gotham Capital, has indirect beneficial ownership of an additional 392,442 shares in which Gotham Capital holds voting control through various partnerships.

(7) Includes (i) 21,355 restricted shares awarded under the MRP that vest ratably over five years over which Mr. Hosler has voting control and
    (ii) 59,321 shares that may be acquired upon the exercise of outstanding stock options, and (iii) 1,906 shares allocated to the account of Mr. Hosler under the ESOP.

(8) Includes 2,209 restricted shares awarded under the MRP that vest ratably over five years over which Mr. Kreider has voting control.

(9) Includes (i) 2,209 restricted shares awarded under the MRP that vest ratably over five years over which Mr. Weaver has voting control and (ii) 7,910 shares that may be acquired upon the exercise of outstanding stock options.

(10) Includes (i) 2,209 restricted shares awarded under the MRP that vest ratably over five years over which Mr. Wechter has voting control and
    (ii) 7,210 shares that may be acquired upon the exercise of outstanding stock options.

(11) Includes (i) 8,457 restricted shares awarded under the MRP that vest ratably over five years over which Mr. Orndorff has voting control,
    (ii) 26,695 shares that may be acquired upon the exercise of outstanding stock options, and (iii) 1,743 shares allocated to the account of Mr. Orndorff under the ESOP.

(12) Includes (i) 2,400 restricted shares awarded under the MRP that vest ratably over five years over which Mr. Straub has voting control,
    (ii) 10,425 restricted shares awarded under the MRP that vest on March 1, 2004 over which Mr. Straub has voting control, (iii) 4,000 shares that may be acquired upon the exercise of outstanding stock options, and (iv) 780 shares allocated to the account of Mr. Straub under the ESOP.

(13) Includes (i) 8,457 restricted shares awarded under the MRP that vest ratably over five years over which Mr. Dyer has voting control, (ii) 26,695 shares that may be acquired upon the exercise of outstanding stock options, and (iii) 1,518 shares allocated to the account of Mr. Dyer under the ESOP.

(14) Includes (i) 64,348 restricted shares awarded under the MRP, (ii) 155,561 shares that may be acquired upon the exercise of outstanding stock options, and (iii) 5,947 shares allocated to the account of participants under the ESOP.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee is charged with the review and implementation of the Compensation for the Company's executive officers, each of whom is an employee of Old Guard Insurance Management Co. ("OGIMC"), a Pennsylvania corporation that is a subsidiary of the Company and operates for the purpose of employing and paying the senior management of the Insurance Companies. The Compensation Committee also oversees the Company's management development and succession programs (the Compensation Committee shall be referred to herein as the "Committee").

    The Committee bases its compensation recommendations on information derived from multiple sources, including the Company's Human Resources Department, industry surveys, and recommendations of management. The Committee believes that consideration of these diverse sources of information helps to create a balanced and appropriate compensation program.

    The Committee has considered factors such as the following in establishing executive compensation:

    - the personal performance of the executive officer;

    - the achievement of annual corporate goals;

    - the achievement of an acceptable return on equity; and

    - the need of the Company to attract, retain and motivate superior management.

    The consideration of these different factors permits the encouragement of corporate goals including but not limited to sustained and consistent management; enhancement of shareholder value; and the completion of strategic initiatives. Reflecting these different factors, the compensation program for executive officers to date contains several components;

1. Base Salary--Base salary is based upon a general competitive review and a review of industry-specific data based on a peer group. The peer group is determined primarily by size of company and geographic locale. Base salary is discretionary on the part of the Committee and reflects corporate performance as well as an evaluation of the executive officer's performance of his or her duties. The Company generally sets its competitive salary midpoint for an executive officer position at the median level compared to those companies which it surveys. A salary range based on this midpoint is then developed. With respect to 2000, salaries were compared to a national peer group that has resulted in increases in base compensation for 2000.

2. Senior Management Short-Term Incentive Bonus Plan--This plan is an objective-based plan designed to direct the attention of the Company's executive officers to the attainment of specific performance objectives. Objectives consist of corporate business unit objectives as well as individual performance objectives that are weighted appropriately based on the executive's position within the Company. Objectives are established at the beginning of the year and bonuses earned are paid based on the level of performance the executive achieves for each of the objectives. Payouts under the Company's short-term incentive plan are periodically compared to peer companies, and pay-outs under the Company's short-term incentive plan are targeted at the median level of the peer companies based on the executive's achievement of stated objectives.

3. Stock-based Compensation--On August 19, 1997, shareholders of the Company approved the Company's Stock Compensation Plan (the "Plan") and the Management Recognition Plan (the "MRP"). The Committee believes that the Plan and MRP constitute an important part of the Company's compensation programs designed to encourage directors and employees of the Company, the Insurance Companies and First Delaware to increase their stake in the Company and to more significantly align their interests with those of the Company's shareholders. The Committee believes adoption and implementation of the Plan and the MRP has advanced the interests of the Company and its shareholders by giving participants a proprietary and vested interest in the Company and an increased incentive to contribute to the success of the Company. The Committee also believes that the implementation of the Plan and the MRP will continue to aid the Company in attracting, retaining, and encouraging competent and dedicated management level employees.

COMPENSATION OF EXECUTIVE OFFICERS

    The base salary of chief executive officer, David E. Hosler, and the base salaries of the other executive officers were adjusted by the Committee in January 1999. The total compensation of executive officers, composed of base salary and Senior Management Incentive Bonus Plan award, was compared with compensation packages of similar officers within the insurance industry.

    The limits on full deductibility of compensation for the Company permitted by Internal Revenue Code Section 162(m) are not currently an issue for the Company inasmuch as compensation levels for Mr. Hosler and the Named Executive Officers do not exceed the $1,000,000 threshold figure. The Company will, of course, continue to monitor this issue and will take appropriate action to respond to developments and growth in compensation.

    COMPENSATION COMMITTEE

        James W. Appel, Chairperson
       Karen M. Balaban
       Luther R. Campbell, Jr.
       Noah W. Kreider, Jr.

COMPENSATION PAID TO EXECUTIVE OFFICERS

    The following table sets forth information regarding the compensation of the Chief Executive Officer, the President of Investors Southern, the Executive Vice President, the Chief Financial Officer and Treasurer, and the Secretary and General Counsel of the Company for each of the years ended December 31, 1997, 1998 and 1999. The amounts below represent the aggregate compensation paid to such executive officers by OGIMC pursuant to OGIMC's management agreements with the Insurance Companies.

--------------------------------------------------------------------------------------------------------------------------
                                                                                 OTHER                          SECURITIES
                                                                                 ANNUAL         RESTRICTED      UNDERLYING
                                                         SALARY                 COMPENS-         STOCK          OPTIONS/
        NAME AND PRINCIPAL POSITION           YEAR        (1)        BONUS     ATION (2)         AWARDS           SARS
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
David E. Hosler,                               1999     $213,319    $ 2,930    $       --       $     --              --
  Chairman, President,                         1998      213,336      5,092            --             --              --
  and Chief Executive Officer                  1997      180,000     66,913            --        658,471(5)       59,321
--------------------------------------------------------------------------------------------------------------------------
Donald V. Cruickshanks,                        1999     $145,000    $56,031    $       --       $     --              --
  President, Investors Southern                1998      140,000     69,273            --             --              --
                                               1997      135,000     61,638            --             --              --
--------------------------------------------------------------------------------------------------------------------------
Scott A. Orndorff, Executive Vice President    1999     $141,638    $    --    $       --       $     --              --
                                               1998      141,282         --            --             --              --
                                               1997      123,808     20,000            --        260,758(5)       26,695
--------------------------------------------------------------------------------------------------------------------------
Henry J. Straub,                               1999     $129,662    $    --    $       --       $157,416(8)        4,000
  Chief Financial Officer                      1998      108,355         --            --         19,625(9)           --
  and Treasurer                                1997       60,481      4,000            --             --              --
--------------------------------------------------------------------------------------------------------------------------
Steven D. Dyer,                                1999     $123,179    $ 4,039    $       --       $     --              --
  Secretary and                                1998      119,267      6,917            --             --              --
  General Counsel                              1997       94,700     19,534        19,262(7)     260,758(5)       26,695
--------------------------------------------------------------------------------------------------------------------------


                                                         ALL OTHER
                                               LTIP      COMPENSATION
        NAME AND PRINCIPAL POSITION           PAYOUTS      (3)(4)
------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
David E. Hosler,                             $     --       $11,065(6)
  Chairman, President,                             --        13,487(6)
  and Chief Executive Officer                      --        10,600(6)
------------------------------------------------------------------------------------------------------------------
Donald V. Cruickshanks,                      $     --       $ 2,175
  President, Investors Southern                    --         2,100
                                                   --         1,614
--------------------------------------------------------------------------------------------------------------------------
Scott A. Orndorff, Executive Vice President  $     --       $ 4,800
                                                   --         6,400
                                                   --         5,520
--------------------------------------------------------------------------------------------------------------------------
Henry J. Straub,                             $     --       $ 4,000
  Chief Financial Officer                          --         3,406
  and Treasurer                                    --            --
--------------------------------------------------------------------------------------------------------------------------
Steven D. Dyer,                              $     --       $ 4,198
  Secretary and                                    --         5,560
  General Counsel                                  --         4,696
--------------------------------------------------------------------------------------------------------------------------

(1) Includes amounts which were deferred pursuant to Old Guard's 401(k) plan. Under the 401(k) plan, employees who elect to participate may elect to have earnings reduced and to cause the amount of such reduction to be contributed to the 401(k) plan's related trust in an amount up to 10% of earnings. Any employee who has completed 1 year of service and has worked 1,000 hours in a plan year is eligible to participate in the 401(k) plan.

(2) OGIMC provided other benefits to the executive officers in connection with their employment. Except with respect to Mr. Dyer, the value of such personal benefits, which is not directly related to job performance, is not included in the table above because the value of such benefits does not exceed the lesser of $50,000 or 10% of the salary and bonus paid to any executive officer.

(3) Includes amounts contributed by the Company under the 401(k) plan for the benefit of the executive officer. The Company will make a matching contribution equal to 100% of the employee's salary reduction up to a maximum of 3% of the employee's salary.

(4) Includes amounts contributed under a Profit Sharing Plan for the benefit of the executive officer.

(5) Equals the dollar value of restricted stock awards determined by multiplying the closing market price of $18.50 on August 19, 1997, the date of the awards, by the number of shares awarded.

(6) Includes the amount of insurance premiums paid by the Insurance Companies with respect to a split dollar term life insurance policy.

(7) Includes income resulting from the forgiveness of a loan previously made by the Company to Mr. Dyer to finance his legal education.

(8) Includes the dollar value of restricted stock awards determined by multiplying the closing market price of $13.875 on January 4, 1999, the date of the award, by the number of shares awarded on that date, plus the dollar value of restricted stock awards determined by multiplying the closing market price of $12.438 on March 1, 1999, the date of the award, by the number of shares awarded on that date.

(9) Equals the dollar value of restricted stock awards determined by multiplying the closing market price of $19.62 on June 9, 1998, the date of the award, by the number of shares awarded.

    The following table sets forth information concerning grants of stock options for the fiscal year ended December 31, 1999 to the Named Executive Officers.

---------------------------------------------------------------------------------------------------------------------------
                                           OPTION/SAR GRANTS IN LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------------
                                          INDIVIDUAL GRANTS
---------------------------------------------------------------------------------------------------------------------------
                                     NUMBER OF
                                     SECURITIES      % OF TOTAL
                                     UNDERLYING     OPTIONS/SARS    EXERCISE                  POTENTIAL REALIZABLE VALUE AT
                                     OPTION/SARS     GRANTED IN     OR BASE     EXPIRATION    ASSUMED ANNUAL RATES OF PRICE
                                     GRANTED(1)      FISCAL YEAR     PRICE         DATE       APPRECIATION FOR OPTION TERM
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   0%             5%(2)
---------------------------------------------------------------------------------------------------------------------------
David E. Hosler                         0/0               0            0           N/A             N/A
---------------------------------------------------------------------------------------------------------------------------
Donald V. Cruickshanks                  0/0               0            0           N/A             N/A
---------------------------------------------------------------------------------------------------------------------------
Scott A. Orndorff                       0/0               0            0           N/A             N/A
---------------------------------------------------------------------------------------------------------------------------
Henry J. Straub                       4,000/0          16.67%       $13.375     04/13/2009      $0.00 (1)        $33,260
---------------------------------------------------------------------------------------------------------------------------
Steven D. Dyer                          0/0               0            0           N/A             N/A
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                      OPTION/SAR
                                        GRANTS IN
                                       LAST FISCAL
                                          YEAR

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                        10%(2)
---------------------------------------------------------------------------------------------------------------------------
David E. Hosler
---------------------------------------------------------------------------------------------------------------------------
Donald V. Cruickshanks
---------------------------------------------------------------------------------------------------------------------------
Scott A. Orndorff
---------------------------------------------------------------------------------------------------------------------------
Henry J. Straub                         $85,265
---------------------------------------------------------------------------------------------------------------------------
Steven D. Dyer
---------------------------------------------------------------------------------------------------------------------------

(1) On the date of the option grant, the option exercise price was equal to the fair market value of the Common Stock.

(2) The dollar amounts set forth under these columns are the result of calculations assuming 5% and 10% price appreciation rates as required by the Securities and Exchange Commission regulations and are not intended to indicate future price appreciation, if any, of the Common Stock.

------------------------

    The following table sets forth information concerning the exercise of options to purchase shares of Common Stock by the Named Executive Officers during the fiscal year ended December 31, 1999, as well as the number of securities underlying unexercised options and potential value of unexercised options (both options which are presently exercisable and options which are not presently exercisable) as of December 31, 1999.

-------------------------------------------------------------------------------------------------
                       AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                            AND FISCAL YEAR-END OPTION/SAR VALUE (1)
-------------------------------------------------------------------------------------------------
                                                                                 VALUE OF
                                                                              UNEXERCISED IN-
                                                          NUMBER OF                THE-
                                                         SECURITIES           MONEY OPTIONS/SARS
                        SHARES                           UNDERLYING                 AT
                       ACQUIRED ON                      OPTIONS/SARS AT       FISCAL YEAR END
                       EXERCISE          VALUE          FISCAL YEAR END (#)       ($)(2)
                          (#)           REALIZED ($)    EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
-------------------------------------------------------------------------------------------------
David E. Hosler                0               0             59,321/0             $59,321/$0
-------------------------------------------------------------------------------------------------
Donald V.
  Cruickshanks                 0               0                  0/0                    0/0
-------------------------------------------------------------------------------------------------
Scott A. Orndorff              0               0             26,695/0             $26,695/ 0
-------------------------------------------------------------------------------------------------
Henry J. Straub                0               0              0/4,000                    0/0
-------------------------------------------------------------------------------------------------
Steven D. Dyer                 0               0             26,695/0             $26,695/ 0
-------------------------------------------------------------------------------------------------

(1) All amounts represent stock options. No SARs or SARs granted in tandem with stock options were either exercised during 1999 or outstanding at fiscal year end 1999.

(2) "In-the-money options" are stock options with respect to which the fair market value of the underlying shares of Common Stock exceeds the exercise price for such options. On December 31, 1999, the fair market value was $11.00 per share.

EMPLOYMENT AGREEMENTS.

    CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER. David E. Hosler and Henry J. Straub entered into Employment Agreements with the Company and OGIMC on June 1, 1996 and January 1, 1999 respectively. The Employment Agreements have an initial three-year term and provide for automatic annual one-year extensions on the anniversary dates thereafter unless the Company or the Executive Officer gives prior written notice of nonrenewal. Under the Employment Agreements, the Chief Executive Officer and Chief Financial Officer are entitled to receive an annual base salary of not less than $180,000 and $118,175, respectively. In addition, they are entitled to participate in any other incentive compensation and employee benefit plans that the Company maintains.

    In the event the Company terminates their employment for "Cause" as defined in the Employment Agreement, they would be entitled to receive their accrued but unpaid base salary and an amount for all accumulated but unused leave time. In the event the Company terminates their employment without Cause, the Chief Executive Officer and Chief Financial Officer would be entitled to receive an annual amount equal to the greater of (i) his highest base salary received during one of the two years immediately preceding the year in which he is terminated, or (ii) his base salary in effect immediately prior to his termination for the remainder of the term of the Employment Agreement. In addition, during the remaining term of the Employment Agreement each would be entitled to continuation annually of (i) an amount equal to the higher of the aggregate bonuses paid to him in one of the two years immediately preceding the year in which he is terminated and (ii) an amount equal to the sum of the highest annual contribution made on his behalf (other than his own salary reduction contributions) to each of the Company's tax qualified and nonqualified defined contribution plans (as such term is defined in Section 3(35) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) in the year in which he is terminated or in one of the two years immediately preceding such year. The Chief Executive Officer and Chief Financial Officer would also be entitled to certain retirement, health and welfare benefits.

    In the event the Chief Executive Officer or the Chief Financial Officer terminates his employment with the Company for "Good Reason," as defined in the Employment Agreement, he would be entitled to receive the same amounts and benefits he would receive if terminated without Cause. In the event either Executive Officer terminates his employment with the Company without Good Reason, he would be entitled to receive his accrued but unpaid base salary until the date of termination and an amount for all accumulated but unused leave time.

    In the event of the death or disability of the Chief Executive Officer or Chief Financial Officer during the term of his Employment, the officer and his eligible dependents or his spouse and her eligible dependents, as the case may be, would be entitled to receive certain cash amounts and certain health and welfare benefits.

    In the event that the Chief Executive Officer or Chief Financial Officer is required to pay any excise tax imposed under Section 4999 of the Code (or any similar tax imposed under federal, state or local law) as a result of any compensation and benefits received under the Employment Agreement in connection with a change in control, the Company will pay to the officer an additional amount such that the net amount retained by him, after the payment of such excise taxes (and any additional income tax resulting from such payment by the Company), equals the amount he would have received but for the imposition of such taxes.

    The Employment Agreement further provides that in the event either Executive Officer's employment is terminated for Cause or without Good Reason prior to a "Change in Control," as defined in the Employment Agreement, the Executive Officer may not, for a period of twelve months after the date of termination, without the prior written consent of the Company's Board of Directors, become an officer, director, shareholder or equity owner of 4.9% or more of any entity engaged in the property and casualty insurance business with its corporate headquarters located within 50 miles of

Lancaster, Pennsylvania. In addition, during either Executive Officer's employment and for a period of 12 months following the termination of his employment, except following a Change in Control, the Executive Officer may not solicit, endeavor to entice away from the Company, its subsidiaries or affiliates, or otherwise interfere with the relationship of the Company or its subsidiaries or affiliates with any person who is, or was within the then most recent 12-month period, an employee or associate of the Company or any of its subsidiaries or affiliates.

    OTHER NAMED EXECUTIVE OFFICERS. Mr. Donald V. Cruickshanks entered into an Employment Agreement with Southern Title Insurance Corporation, a wholly-owned subsidiary of Investors Southern, on January 1, 1999; Messrs. Scott A. Orndorff, and Steven D. Dyer entered into Employment Agreements with the Company and OGIMC on June 1, 1996. The Employment Agreements of Messrs. Cruickshanks, Orndorff, and Dyer (collectively the "Executive Officers") have an initial three-year term and provide for automatic annual one-year extensions on the anniversary date. Under the Employment Agreements, Messrs. Cruickshanks, Orndorff, and Dyer are entitled to receive annual base salaries of not less than $145,000, $94,000, and $87,200 respectively.

    In the event the Company terminates an Executive Officer's employment for "Cause," as defined in the Employment Agreement, the executive would be entitled to receive his accrued but unpaid base salary and an amount for all accumulated but unused leave time.

    In the event the Company terminates an Executive Officer's employment without Cause, the Executive Officer would be entitled to receive an amount equal to the greater of (i) his highest base salary received during one of the two years immediately preceding the year in which he is terminated, or (ii) his base salary in effect immediately prior to his termination for a two-year period, beginning with the date of termination. In addition, the Executive Officer would be entitled to continuation, for two years, of (i) an amount equal to the higher of the aggregate bonuses paid to him in one of the two years immediately preceding the year in which he is terminated and (ii) an amount equal to the sum of the highest annual contribution made on his behalf (other than his own salary reduction contributions) to each of the Company's tax qualified and non-qualified defined contribution plans (as such term is defined in Section 3(35) of ERISA), in the year in which he is terminated or in one of the two years immediately preceding such year. The Executive Officer would also be entitled to certain retirement, health and welfare benefits.

    In the event the Executive Officer terminates his employment with the Company for "Good Reason," as defined in the Employment Agreement, the Executive Officer would be entitled to receive the same amounts and benefits he would receive if terminated without Cause. In the event the Executive Officer terminates his employment with the Company without Good Reason, the Executive Officer would be entitled to receive his accrued but unpaid base salary and an amount for all accumulated but unused leave time.

    In the event of the Executive Officer's death or disability during the term of the Employment Agreement, the Executive Officer and his eligible dependents or his spouse and her eligible dependents, as the case may be, would be entitled to receive certain cash amounts and certain health and welfare benefits.

    In the event that the Executive Officer is required to pay any excise tax imposed under Section 4999 of the Code (or any similar tax imposed under federal, state or local law) as a result of any compensation and benefits received under his Employment Agreement in connection with a change in control, the Company will pay to the Executive Officer an additional amount such that the net amount retained by him, after the payment of such excise taxes (and any additional tax resulting from such payment by the Company), equals the amount he would have received but for the imposition of such taxes.

    The Employment Agreement for each Executive Officer further provides that in the event the Executive Officer's employment is terminated for Cause or he voluntarily terminates his employment prior to a "Change in Control," as defined in the Employment Agreement, the Executive Officer may not for a period of twelve months after the date of termination, without the prior written consent of the Company's Board of Directors, become an officer, director, shareholder or equity owner of 4.9% or more of any entity engaged in the property and casualty insurance business with its corporate headquarters located within 50 miles of Lancaster, Pennsylvania. In addition, during the Executive Officer's employment and for a period of 12 months following the termination of his employment, except following a Change in Control, the Executive Officer may not solicit, endeavor to entice away from the Company, its subsidiaries or affiliates, or otherwise interfere with the relationship of the Company or its subsidiaries or affiliates with any person who is, or was within the most recent 12-month period, an employee or associate of the Company or any of its subsidiaries or affiliates.

PERFORMANCE GRAPH

    Set forth below is a graph comparing the percentage change in the cumulative total shareholder return on the Common Stock against the cumulative total return on the Nasdaq Composite Index and the Nasdaq Insurance Index since February 18, 1997, the date on which the Common Stock commenced trading on the Nasdaq/National Market System. The graph assumes an initial investment of $100.00 with dividends if any, reinvested over the periods indicated.

                         STOCK PRICE PERFORMANCE GRAPH

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      1Q97    2Q97    3Q97    4Q97    1Q98    2Q98    3Q98    4Q98    1Q99    2Q99    3Q99    4Q99
Old Guard Insurance Group            100.00  107.23  135.81  139.46  139.84  134.36  114.57  104.45   93.84   98.48   83.14   81.29
NASDAQ Insurance Index Total Return  100.00  116.48  129.24  128.38  136.65  128.69  107.95  131.16  149.13  173.85  150.62  141.56
NASDAQ Composite Index Total Return  100.00  118.22  138.30  129.00  150.95  155.95  139.57  180.82  203.14  221.85  226.96  336.50

                                         02/18/97       12/31/97       12/31/98       12/31/99
                                         --------       --------       --------       --------
OGGI                                      100.00         139.46         104.45          81.29
CCMP                                      100.00         129.00         180.82         336.50
CINS                                      100.00         128.38         131.16         141.56

OGGI = Old Guard Group, Inc., CCMP = NASDAQ Composite Index, CINS = NASDAQ Insurance Index.

ADDITIONAL INFORMATION REGARDING DIRECTORS AND OFFICERS.

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and any persons owning ten percent or more of the Company's Common Stock, to file in their personal capacities initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statements of beneficial ownership with the Securities and Exchange Commission (the "SEC"). Persons filing such beneficial ownership statements are required by SEC regulation to furnish the Company with copies of all such statements filed with the SEC. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in the Company's proxy statement. The Company is aware of the following late filings based upon information provided by the officers and directors of the Company. On February 26, 1999, David E. Hosler purchased 200 shares of Company stock. In accordance with the rules of the SEC this transaction should have been reported by March 10, 1999; however, it was not reported until March 29, 1999. On May 3, 1999, former director Richard B. Neiley, Jr. exercised options to purchase 1,000 shares of Company stock. In accordance with the rules of the SEC this transaction should have been reported by June 10, 1999; however, it was not reported until September 3, 1999. On
May 13, 1999, E. Matthew Brown and Jay S. Sidhu were elected to the Board of Directors. In accordance with the rules of the SEC, initial statements of beneficial ownership should have been filed by June 10, 1999; however the statements were not filed until August 10, 1999 for Mr. Brown and August 20, 1999 for Mr. Sidhu. On June 9, 1999, Henry J. Straub received 200 shares of Company stock that vested under the Company's Management Recognition Plan. In accordance with the rules of the SEC this transaction should have been reported by July 10, 1999; however, it was not reported until September 3, 1999. Based solely on the Company's review of any copies of the statements received by it, or written representations from directors and officers, there are no annual statements of beneficial ownership or additional transactions that were required to be filed by such persons.

                                  MATTER NO. 2
                      RATIFICATION OF INDEPENDENT AUDITORS

    The Board of Directors of the Company, in accordance with the recommendation made by the Company's Audit Committee, has appointed the firm of PricewaterhouseCoopers L.L.P., independent auditors, to provide certain accounting services for the Company and its subsidiaries during fiscal year 2000. Such appointment is being submitted to shareholders for ratification.

    PricewaterhouseCoopers L.L.P. has audited the books of account and financial statements of the Insurance Companies or certain of their affiliates since 1990. The Company has been advised that neither PricewaterhouseCoopers L.L.P. nor any of its partners possesses any other material direct or indirect relationship with the Company, its subsidiaries or its officers or directors, in their capacities as such. Representatives of PricewaterhouseCoopers L.L.P. are expected to attend the Meeting, will be afforded an opportunity to make a statement if they desire to do so and will be available to respond to questions from shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2000 FISCAL YEAR. The affirmative vote of a majority of all votes cast at the Meeting is required to ratify the appointment. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Meeting. All proxies will be voted "FOR" ratification of the appointment unless a shareholder specifies to the contrary on such shareholder's proxy card.

                         SHAREHOLDER PROPOSALS FOR 2001

    The Company's Annual Meeting of Shareholders for 2001 will be held on or about May 10, 2001. Any shareholder desiring to submit a proposal to be considered for inclusion in the Company's 2001 proxy materials must submit such proposal or proposals in writing, addressed to Old Guard Group, Inc., 2929 Lititz Pike, P.O. Box 3010, Lancaster, Pennsylvania 17604-3010, Attention:
Corporate Secretary. Proposals must be received by the Company on or before December 8, 2000. In addition, management proxyholders will have discretionary authority to vote on any proposal submitted by a shareholder to the Company for consideration at the Company's 2001 Annual Meeting if such proposal is received after February 26, 2001.

                                 OTHER MATTERS

    The Board of Directors does not intend to bring any other matter before the Meeting and is not presently informed of any other business which others may bring before the Meeting. If any other matters should properly come before the Meeting, or any adjournment thereof, however, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1999, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED, WITHOUT CHARGE, FROM OLD GUARD GROUP, INC., 2929 LITITZ PIKE,
P.O. BOX 3010, LANCASTER, PENNSYLVANIA 17604-3010, ATTENTION: INVESTOR
RELATIONS.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [LOGO]

                                          Steven D. Dyer,
                                          Secretary

April 10, 2000

                   PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW.

                                 REVOCABLE PROXY

                              OLD GUARD GROUP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints James W. Appel and Scott A. Orndorff, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of Old Guard Group, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Quality Inn & Suites, located at 2363 Oregon Pike, Lancaster, Pennsylvania on Thursday, May 11, 2000 at 10:00 a.m. and at any adjournments thereof, as follows:

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSITIONS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                             OLD GUARD GROUP, INC.

                             Thursday, May 11, 2000

                           PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.

TO VOTE BY INTERNET
PLEASE ACCESS THE WEB PAGE AT "WWW.VOTEPROXY.COM" AND FOLLOW THE ONSCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

                                    ---------------------------------
YOUR CONTROL NUMBER IS
                                    ---------------------------------


                 Please Detach and Mail in the Envelope Provided

/X/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSITIONS 1 AND 2.

         FOR                    WITHHOLD AUTHORITY
                             TO VOTE FOR ALL NOMINEES
ALL NOMINEES LISTED               LISTED AT RIGHT

          / /                            / /



1. To elect three Class I directors to hold office for three years from the date of election, each to hold office until their successors shall have been elected and qualified.



     TO WITHHOLD AUTHORITY to vote for any individual nominee, strike a line through that nominee's name in the list at right.


NOMINEES:

CLASS I

Karen M. Balaban
Robert L. Goldstein
Noah W. Kreider, Jr.

2. To ratify the appointment by the Company's Board of Directors of PricewaterhouseCoopers L.L.P. as the Company's independent auditors for the Company's fiscal year ended December 31, 2000.

                   FOR          AGAINST          ABSTAIN
                   / /            / /              / /


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his or her proxy by filing a subsequent proxy or notifying the Secretary of his or her decision to terminate his or her proxy.

     The undersigned acknowledges receipt from Old Guard Group, Inc. prior to the execution of this proxy of notice of the Meeting, and a Proxy Statement dated April 10, 2000.

     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature of Shareholders
                         ------------------------------------

Print Name of Shareholders
                          -----------------------------------
Date:
     ---------------------

NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                 REVOCABLE PROXY

                              OLD GUARD GROUP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints James W. Appel and Scott A. Orndorff, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of Old Guard Group, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Quality Inn & Suites, located at 2363 Oregon Pike, Lancaster, Pennsylvania on Thursday, May 11, 2000 at 10:00 a.m. and at any adjournments thereof, as follows:

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSITIONS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                              OLD GUARD GROUP, INC.

                                  May 11, 2000


               Please Detach and Mail in the Envelope Provided

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSITIONS 1 AND 2.

         FOR                    WITHHOLD AUTHORITY
                             TO VOTE FOR ALL NOMINEES
ALL NOMINEES LISTED               LISTED AT RIGHT

          / /                            / /

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED AT RIGHT

1. To elect three Class I directors to hold office for three years from the date of election, each to hold office until their successors shall have been elected and qualified.



     TO WITHHOLD AUTHORITY to vote for any individual nominee, strike a line through that nominee's name in the list at right.


NOMINEES:

CLASS I

Karen M. Balaban
Robert L. Goldstein
Noah W. Kreider, Jr.

2. To ratify the appointment by the Company's Board of Directors of PricewaterhouseCoopers L.L.P. as the Company's independent auditors for the Company's fiscal year ended December 31, 2000.

                   FOR          AGAINST          ABSTAIN
                   / /            / /              / /

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his or her proxy by filing a subsequent proxy or notifying the Secretary of his or her decision to terminate his or her proxy.

     The undersigned acknowledges receipt from Old Guard Group, Inc. prior to the execution of this proxy of notice of the Meeting, and a Proxy Statement dated April 10, 2000.

     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature of Shareholders
                          ------------------------------------------
Print Name of Shareholders
                          -------------------------------------------
Date:
     -------------------

NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.